Exhibit 10.35
NATIONAL DEFAULT EXCHANGE, LP
15000 Surveyor Boulevard, Suite 100
Addison, TX 75001
January 13, 2009
James Frappier
Barrett Daffin Frappier Turner & Engel, LLP
15000 Surveyor Boulevard, Suite 100
Addison, TX 75001
          Re:       First Amendment to Amended and Restated Services Agreement
Dear Jay:
          Reference is made to that certain Amended and Restated Services Agreement between Barrett, Daffin Frappier Turner & Engel, LLP (the “Firm”) and National Default Exchange Holdings, LP (“NDEx”) dated September 2, 2008 (the “Services Agreement”). The purpose of this letter is to set forth our understandings and agreements regarding an amendment to Section 4.8 of the Services Agreement and the inclusion of the REO Fees on Exhibit A. The amendments set forth herein have an effective date of September 2, 2008 (the “Original Effective Date”). Capitalized terms used, but not otherwise defined in this letter, shall have the meanings ascribed to such terms in the Services Agreement.
1.	As of the Original Effective Date, Section 4.8 is hereby amended to read as follows:

“4.8 Annual Audit of the Firm. The Firm’s financial statements shall be audited annually by an independent auditor in accordance with generally accepted auditing standards and may be presented on a consolidated basis with any other affiliated law firms that have services agreements with NDEX. The costs and expenses of such audits shall be paid by the Firm. A copy of each such audit shall be furnished to NDEx within 120 days after the end of the Firm’s fiscal year. For the fiscal year ending December 31, 2008, the Firm will furnish to NDEx audited financial statements covering the period beginning on the Effective Date through and including December 31, 2008.”

2.	As of the Original Effective Date, Exhibit A to the Services Agreement is amended to add two new file types and the respective per file fee to the Initial Fee Schedule as follows:

Type of File	Per File Fee

REO Closing Files Received	$[***]

REO Deed Prep File Orders	$[***]
3.	Except as expressly amended in this First Amendment, the Services Agreement shall remain in full force and effect in accordance with its terms.
          This First Amendment to Amended and Restated Services Agreement (the “First Amendment”) shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This First Amendment shall be governed by the laws of the state of Delaware, without reference
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

to its conflict of laws principles. This First Amendment may be executed by facsimile or email transmission and in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one instrument. The Services Agreement, as amended by this First Amendment, contain the entire understanding of the parties with regard to the Services to be rendered to the Firm by NDEx and supersede all prior agreements, understandings or letters of intent with regard to that subject between the parties. This First Amendment shall not be amended, modified or supplemented except by a written instrument signed by both parties.
          If the above terms and conditions reflect our agreement regarding the amendments to the Services Agreement, please sign this First Amendment to Services Agreement and return a fully executed original of it to me.

Very truly yours,

NATIONAL DEFAULT EXCHANGE, LP

By: National Default Exchange GP, LLC Its: General Partner

/s/ Scott J. Pollei

By: Scott J. Pollei
Its Vice President, Secretary and Treasurer
AGREED AND ACCEPTED:
BARRETT DAFFIN, FRAPPIER TURNER & ENGEL, LLP

/s/ James Frappier By: James Frappier
Its: Partner
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.